UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2011

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Excel Centre

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Excel Trust, Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Company’s Chief Executive Officer, Gary Sabin, and Chief Financial Officer, James Nakagawa, will be meeting June 7-9, 2011 with various investors and analysts at NAREIT’s REITWeek 2011 Investor Forum in New York, NY. The presentation materials to investors and analysts are available on the Company’s website at the link: www.ExcelTrust.com under “Investor Relations — Webcast / Presentations.” The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference herein. Presentation topics include management history, portfolio and pipeline updates, and a review of the Company’s AFFO guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2011		Excel Trust, Inc.

	By:	/s/ James Y. Nakagawa
James Y. Nakagawa
Chief Financial Officer